SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               February 10, 2004
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                          Zynex Medical Holdings, Inc.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


          Nevada                     33-26787-D             87-0403828
---------------------------       ---------------     ----------------------
State or Other Jurisdiction       Commission File     IRS Employer Identifi-
      of Incorporation                 Number              cation Number



             8100 South Park Way, Suite A-9
             Littleton, Colorado                           80120
             ----------------------------------------------------
             Address of Principal Executive Offices      Zip Code


                                (303) 703-4906
                         ------------------------------
                         Registrant's Telephone Number,
                              Including Area Code


                 378 North Main, No. 124, Logan, Utah  84041
                 -------------------------------------------
                 Former Name or Former Address, if Changed
                               Since Last Report












ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 10, 2004, we were notified by Bierwolf, Nilson & Associates, that due to partner rotation requirements of the Sarbannes-Oxley Act, the accounting firm would be merging with a Salt Lake City, Utah firm, Chisholm & Associates. The name of the new accounting firm will be Chisholm, Bierwolf & Nilson, LLC.

     The reports of Zynex Medical Holdings, Inc., on the financial statements as of and for the fiscal year ended September 30, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Bierwolf, Nilson & Associates issued an explanatory paragraph in its fiscal 2003 and 2002 reports as to Zynex Medical Holdings, Inc. ability to continue as a going concern.

     During the years ended September 30, 2003 and 2002 and through the date of this Current Report on Form 8-K, there were no disagreements with Bierwolf, Nilson & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Chisholm, Bierwolf & Nilson LLC's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

     On February 10, 2004, the Company engaged Chisholm, Bierwolf & Nilson, LLC, to review its financial statements for the periods ending December 31, 2003. During the two most recent fiscal years and through the date of this report, the Company has not consulted with Chisholm, Bierwolf & Nilson, LLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Zynex Medical Holdings, Inc., has provided a copy of this disclosure to Bierwolf, Nilson & Associates in compliance with the provisions of Item 304
(a)(3) of Regulation S-B. See Exhibit 16.1 Letter from Accountant's Firm to the Securities and Exchange Commission dated March 1, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          Exhibit 16     Letter from Bierwolf, Nilson & Associates






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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ZYNEX MEDICAL HOLDINGS, INC.



Dated: March 2, 2004                 By:/s/ Thomas Sandgaard
                                        Thomas Sandgaard, President









































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